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VANGUARD(R) REIT ETF SHARES

SUPPLEMENT TO THE PROSPECTUS DATED SEPTEMBER 7, 2006

Effective immediately, the transaction fee for purchasing and redeeming Creation Units of Vanguard REIT ETF Shares is changing from $1,000 to $250. The total transaction fee for purchases and redemptions outside the Continuous Net Settlement System of the National Securities Clearing Corporation is changing from $2,000 to $544.

The approximate value of a REIT ETF Creation Unit as of the Fund's January 31, 2006 fiscal year end was approximately $6.4 million. Assuming an investment of $6.4 million, payment of the standard $250 transaction fee applicable to both the purchase and redemption of the Creation Unit, a 5% return each year, and operating expenses that remain the same, the total costs of holding a Creation Unit of would be $8,367 (previously $9,874) if the Creation Unit were redeemed after one year and $25,273 (previously $26,795) if redeemed after three years.

In the section entitled PURCHASING VANGUARD ETF SHARES FROM AN ISSUING FUND, the paragraph entitled Transaction Fee on Purchase of Creation Units is restated as follows:

The Fund imposes a transaction fee in the amount of $250 on each purchase of Creation Units effected through the NSCC's enhanced clearing process, regardless of the number of units purchased. Thus, for example, whether an investor purchases one, two, or ten Creation Units of REIT ETF Shares, the transaction fee would be $250. For an investor purchasing Creation Units through the manual DTC clearing process, the maximum transaction fee would be $544. Investors permitted to tender a nonconforming creation basket would be subject to an additional charge approximately equal to the cost to the Fund. The transaction fee is paid to the Fund, not to Vanguard or a third party. The fee protects existing shareholders of the Fund from the costs associated with issuing Creation Units.









(C) 2006 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.                        PS986 092006
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VANGUARD(R) DIVIDEND APPRECIATION ETF SHARES

SUPPLEMENT TO THE PROSPECTUS DATED APRIL 21, 2006

Effective immediately, the transaction fee for purchasing and redeeming Creation Units of Vanguard Dividend Appreciation ETF Shares is changing from $1,000 to $250. The total transaction fee for purchases and redemptions outside the Continuous Net Settlement System of the National Securities Clearing Corporation is changing from $1,806 to $841.

The approximate value of a Dividend Appreciation ETF Creation Unit as of April 21, 2006 (the Fund's date of inception) was approximately $5 million. Assuming an investment of $5 million, payment of the standard $250 transaction fee applicable to both the purchase and redemption of the Creation Unit, a 5% return each year, and operating expenses that match our estimates, the total costs of holding a Creation Unit would be $14,830 (previously $16,328) if the Creation Unit were redeemed after one year and $45,552 (previously $47,043) if redeemed after three years.

In the section entitled PURCHASING VANGUARD ETF SHARES FROM AN ISSUING FUND, the paragraph entitled Transaction Fee on Purchase of Creation Units is restated as follows:

The Fund imposes a transaction fee in the amount of $250 on each purchase of Creation Units effected through the NSCC's enhanced clearing process, regardless of the number of units purchased. Thus, for example, whether an investor purchases one, two, or ten Creation Units of Dividend Appreciation ETF Shares, the transaction fee would be $250. For an investor purchasing Creation Units through the manual DTC clearing process, the maximum transaction fee would be $841. Investors permitted to tender a nonconforming creation basket would be subject to an additional charge approximately equal to the cost to the Fund. The transaction fee is paid to the Fund, not to Vanguard or a third party. The fee protects existing shareholders of the Fund from the costs associated with issuing Creation Units.







(C) 2006 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.                        PS920 092006


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VANGUARD/(R)/ SPECIALIZED FUNDS

SUPPLEMENT TO THE STATEMENT OF ADDITIONAL INFORMATION DATED SEPTEMBER 7, 2006



The beginning of the paragraph entitled TRANSACTION FEES ON PURCHASES OF CREATION UNITS is restated as follows:


Each of the ETF Funds imposes a transaction fee (payable to the Fund) to compensate the Fund for the transfer and other transaction costs associated with the issuance of Creation Units. For purchases effected through the Clearing Process, the transaction fee is $250, regardless of how many Creation Units are purchased. An additional charge may be imposed for purchases effected outside the Clearing Process. The maximum transaction fee for purchases of Dividend Appreciation ETF Shares is $841, and for purchases of REIT ETF Shares the fee is $544.


The first paragraph of the section entitled TRANSACTION FEES ON REDEMPTIONS OF CREATION UNITS is restated as follows:


Each ETF Fund imposes a transaction fee (payable to the Fund) to compensate the Fund for the transfer and other transaction costs associated with the redemption of Creation Units. For redemptions effected through the Clearing Process, the transaction fee is $250, regardless of how many Creation Units are redeemed. An additional charge may be imposed for redemptions effected outside the Clearing Process. The maximum transaction fee for redemptions of the Dividend Appreciation ETF Shares is $841, and for redemptions of the REIT ETF Shares the fee is $544.






































(C)2006 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.                       SAI051 092006







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